Exhibit 10.15

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of                     , 2008, is made by Callisto Pharmaceuticals, Inc., a Delaware corporation (the “Pledgor”) and Sommer & Schneider, LLP (the “Escrow Agent”) for the benefit of the parties set forth on the signature page hereto (the “Lenders”).

RECITALS

A.            In order to induce the Lenders to make a loan to Pledgor pursuant to a Securities Purchase Agreement of even date herewith (the “Securities Purchase Agreement”) in the aggregate principal amount of $500,000 made concurrently with the execution of this Security Agreement and evidenced by a series of 11% Secured Promissory Notes due April 15, 2010 (the “Notes”) of even date herewith, the Pledgor has agreed to pledge 1,900,000 shares of the Common Stock (the “Pledged Securities”) of Synergy Pharmaceuticals, Inc., a Florida corporation (“SGYP”) as security for the full payment and performance of Pledgor’s obligation under the Notes.

B.            The Lenders have agreed to accept the Pledged Securities as security for such obligations.

NOW, THEREFORE, it is agreed as follows:

1.             Pledge.  As collateral security for the payment, performance and observance of the terms of the Notes, the Pledgor herewith pledges, assigns, transfers, hypothecates, and grants to the Lenders, a security interest in the Pledged Securities and the certificate(s) evidencing the same and such additional property at any time and from time to time receivable by the Pledgor as a dividend or in respect of or in exchange for any or all such shares, the Pledgor herewith pledges, together with any and all products and proceeds of any of the foregoing in whatever form (the Pledged Securities and the products and proceeds thereof may be referred to collectively as the “Pledged Collateral”).

2.             Delivery to Agent for Lender.  Concurrently with the execution of this Security Agreement, the Pledgor shall deliver the certificates representing the Pledged Securities to the Escrow Agent, acting as agent for the Lender solely for the purposes of perfecting the security interest granted hereby.  Acting in such capacity, the Escrow Agent shall maintain possession of the Pledged Securities until they are required to be released to either the Pledgor or the Lender pursuant to the provisions of this Agreement. The Pledgor has deposited with the Escrow Agent stock powers duly executed in blank with signatures guaranteed by a Medallion Participant.

3.             Title.  The Pledgor agrees to use reasonable efforts to defend the Lender’s right, title, lien and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Lender that it has good title to all of the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (“Liens”) except those granted to the Lender herein and that no consent or approval of any governmental or regulatory authority, or of any securities exchange is required to be obtained by the Pledgor in connection herewith.

4.             Delivery of the Pledged Securities by Escrow Agent.  Upon the failure of the Pledgor to pay the interest or principal on the Note when due in accordance with the terms thereof or occurrence of an Event of Default defined in the Note (an “Event of Default”) and upon five business days written notice given by each Lender on its own behalf to the Escrow Agent and the Pledgor, the Escrow Agent shall deliver the Pro Rata portion of the Pledged Securities and additional collateral held pursuant to Section 5 hereof or otherwise to the Lender giving such notice. For the purposes of this agreement, “Pro Rata” means that fraction determined by dividing the amount of the principal amount of the Notes held by the Lender to the total principal amount of the Notes outstanding as shown on the books of the Pledgor, and multiplying that fraction by the number of Pledged Securities or other Pledged Collateral, as the case may be. Upon payment in full of the Note (and if in default, such penalties and reimbursable expenses as are set forth in the Note) and upon one business day notice given by the Pledgor to the Escrow Agent and all the Lenders, the Escrow Agent shall deliver the certificate(s) for the Pledged Securities and additional collateral held pursuant to Section 5 hereof or otherwise to the Pledgor and the Pledged Collateral shall no longer be subject to the security interest granted hereby.

5.             Dividends.  If, upon the dissolution or liquidation (in whole or in part) of the Lender, any sum shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, and if any other dividends of any kind shall be otherwise paid upon or with respect to any of the Pledged Securities under any other circumstances, such sum shall be paid over to the Escrow Agent, to be held as additional collateral hereunder. In case any stock or other dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any shares shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the Lender, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Lender, or to the merger or consolidation of the Lender with or into another Lender, the shares, obligations or other property so distributed shall be delivered to the Escrow Agent (together with stock powers executed in blank by the Pledgor, where appropriate), to be held by it as additional collateral hereunder, and all of the same shall constitute Pledged Collateral for all purposes hereof.

6.             Voting.

(a)  Until there is an Event of Default, the Pledgor shall have the sole and absolute right to exercise all voting power with respect to the Pledged Securities.  The voting rights granted to Pledgor shall survive the retention or purchase of the Pledged Securities by Lender and are coupled with an interest in the surplus which may be recouped by Pledgor in the event of the Pledged Securities are sold in part.  In such event the Lenders hereby appoint the Pledgor as the Lenders’ true and lawful proxy to vote such shares in any manner which the Pledgor deems advisable for or against all matters which may be submitted to a vote of such stockholders.

(b)  If an Event of Default occurs and is continuing, the Lenders shall have the sole and absolute right, in addition to any other rights granted herein, to exercise any and all voting power with respect to their Pro Rata share of the Pledged Securities until such Default has been cured. The voting rights granted to Lenders are coupled with an interest.  In such event the Pledgor hereby appoints the Lenders as the Pledgors’ true and lawful proxy to vote their respective Pro Rata portion of the Pledged Securities in any manner which each Lender deems advisable for or against all matters which may be submitted to a vote of such stockholders.

7.             Rights of Secured Party.  The Pledgor agrees that, upon an Event of Default, the Lenders shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of New York at the date of this agreement and in this connection, the Lender may upon five days’ notice to the Pledgor, sent by registered mail, and without liability for any diminution in price which may have occurred, sell all the Pledged Collateral in such manner and for such price as the Lender may determine or propose to retain the Pledged Collateral in lieu of repayment of the Loan (including any penalties and expenses due thereon).  At any bona fide public sale the Lender shall be free to purchase all or any part of the Pledged Securities.  Out of the proceeds of any sale the Lender may retain an amount equal to the principal and interest (including penalty interest) then due on the Loan, plus the amount of the expenses of the sale.  Lender agrees that, upon an Event of Default, it shall look first to the sale or retention of the Pledged Collateral for satisfaction of any unpaid obligations of the Pledgor under the terms of the Loan; provided, however, that the foregoing shall in no way limit the rights and remedies of the Lender provided in the Uniform Commercial Code in force in the State of New York at the date of this Agreement.

8.             Endorsement.  Upon an Event of Default in respect of the Note, the Lender shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to their Pro Rata share of the Pledged Collateral and each Lender hereby appoints the Escrow Agent their attorney-in-fact to complete the stock powers and other instruments of transfer delivered to the Escrow Agent in order to deliver the Pledged Securities in accordance with Section 4 of this Agreement.

9.             Indemnification and Costs.

(a)           The Pledgor and the Lenders release the Escrow Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral and/or any actions, taken or omitted to be taken by the Escrow Agent with respect thereto, and the Pledgor and the Lenders hereby agree to hold the Escrow Agent harmless from and with respect to any and all such claims, causes of action and demands other than those resulting from the gross negligence or willful misconduct of the Escrow Agent.

(b)           The Pledgor shall be exclusively responsible for all costs and expenses (if any) incidental to the performance by the Escrow Agent of its duties as agent hereunder.

(c)           The Lenders acknowledge that the Escrow Agent is acting in solely a ministerial capacity with respect to the release of Pledged Collateral and that such Pledged Collateral may be commingled with additional collateral pledged by the Pledgor to secure additional obligations, including secured promissory notes of like tenor to the Note in the aggregate principal amount of $500,000.  The Lenders will not seek to hold the Escrow Agent for following directions of other parties with respect to the Pledged Collateral, in good faith in order received, by batch or any other administratively convenient order.

10.           Rights Duties and Immunities.

(a)           The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement.  The Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement and the Escrow Agent shall not be deemed to have any knowledge of, or responsibility for, the terms of any other agreement, instrument or document.

(b)           The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any party hereto, or of any one else, to deliver documents to the Escrow Agent or otherwise to honor any of the provisions of this Agreement.

(c)           The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity of the correctness of any fact stated therein or the propriety or validity or the service thereof.  The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes to be genuine.  The Escrow Agent may act in reliance upon any instrument or signature it reasonably believes to be genuine and the Escrow Agent may assume that any person purporting to give any advice or make any statement in connection with the provisions hereof has been duly authorized to do so.

(d)           The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own bad faith, willful misconduct or gross negligence.

(e)           The Escrow Agent may seek the advice of legal counsel as to any question arising from or relating to the construction of any of the provisions of this Agreement or its duties or obligations hereunder or otherwise, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

(f)            The Escrow Agent does not make and will not be required or deemed to make any representation as to the validity or genuineness of any agreement, document or other instrument held by or delivered to it.

(g)           If a dispute arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver any of the Pledged Securities or as to any other matter arising from or relating to this Agreement or any related agreement, the Escrow Agent shall not be required to determine such dispute and need not make any delivery of any of the Pledged Securities, but will retain the same until the rights of the parties to the dispute shall have finally been determined by written agreement among the parties to the dispute or by final non-appealable order of a court of competent jurisdiction.  In the event that the Escrow Agent has received notice of such order or any such agreement, the Escrow Agent shall cause the Pledged Securities to be released and delivered in accordance with such agreement or order.

(h)           The Escrow Agent shall be entitled to assume that no dispute of the type referred to in Section 10(g) has arisen unless it has received a written notice that such a dispute has arisen, which written notice refers specifically to this Agreement and identifies by name and address the adverse claimants in such dispute.  Any party delivering written notice of a dispute pursuant to this Section 10(h) shall simultaneously therewith deliver a copy of such notice to all parties.  For purposes of this Section 10(h), the Escrow Agent shall not be deemed to have received a written notice until all parties to this Agreement have received such written notice.  If a dispute of the type referred to in Section 10(g) arises, the Escrow Agent may, in its sole discretion (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of such dispute.

11.           Successor Escrow Agent.

(a)           The Escrow Agent may, at any time, resign as such with or without the prior written consent of all the parties hereto, in which case the Escrow Agent (and any successor escrow agent) shall deliver the Pledged Securities, a copy of this Agreement and any other documents delivered to it hereunder to any successor escrow agent jointly designated by the Lenders holding not less than 70% of the outstanding principal of the Notes (the “Requisite Amount”) and Pledgor in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further duties and obligations arising in connection with this Agreement.  The resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor escrow agent, or (ii) the day which is two business days after the date of the delivery of the Pledged Securities, a copy of this Agreement and any other documents delivered to the Escrow Agent hereunder to any court of competent jurisdiction.  In the event that a successor escrow agent has not been appointed at the expiration of such two-day period, the Escrow Agent’s sole responsibilities hereunder shall be: (i) to maintain the safekeeping of the Pledged Securities and any other documents delivered to it hereunder, if any, and (ii) to release and deliver the Pledged Securities and any such documents in accordance with Section 4 of this Agreement.

(b)           If the Escrow Agent receives a written notice signed by the Lenders which hold the Requisite Amount of the Notes and Pledgor stating that they have selected a successor escrow agent, the Escrow Agent shall deliver the Pledged Securities (and any other documents then held by it hereunder, if any) to the successor escrow agent named in the aforesaid notice within 15 days after receipt of such written notice.

12.           Power of Attorney.  Upon an Event of Default which is continuing, the Pledgor hereby appoints the Lender or Lender’s designees, successors or assigns as the Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Lender shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral which the Lender is entitled to receive hereunder or any part thereof and to give full discharge for the same.

13.           Notices.  Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered, to the addresses set out below or at such other address as the parties hereto may heretofore have designated in writing:

If to the Pledgor:

Callisto Pharmaceutical, Inc.

420 Lexington Avenue, Suite 1609

New York, New York 10710

Facsimile: 212 297-0020

with a copy to:

Jeffrey Fessler, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, NY 10006

Facsimile: 212 930-9725

If to the Lender at the address set forth on the signature page hereto.

If to the Escrow Agent:

Herbert H. Sommer, Esq.

Sommer & Schneider LLP

595 Stewart Avenue, Suite 710

Garden City, NY 11530

Facsimile No.: (516) 908-4000

14.           Choice of Law.  THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

15.           Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in New York County, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to the Transaction Documents and the transactions contemplated thereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process of any Litigation brought against it in any such court.  Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the Untied States of America, in each case located in New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Litigation brought in any such court has been brought in an inconvenient forum.

16.           Counterparts; Signatures By Facsimile. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

17.           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

18.           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

19.           Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supersede all previous communication, representation, or Agreements whether oral or written, between the parties with respect to the matters covered herein. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  The Agreement may not be orally modified. Only a modification in writing, signed authorized representatives of the Pledgor, the Escrow Agent and the Lenders then holding the Requisite Amount of the Notes.

20.           Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Pledgor nor any Lender shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each Lender may assign its rights hereunder to any person that purchases the Notes in a private transaction from such Lender or an assignment by Lender to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Pledgor.

21.           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

22.           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

23.           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the day and year first above.

“PLEDGOR”

CALLISTO PHARMACEUTICALS, INC.

By:
Gary S. Jacob, President and CEO

Accepted and Agreed this

           day of                   , 2008.

“ESCROW AGENT”

SOMMER & SCHNEIDER LLP

By:
	Name:	Herbert H. Sommer
	Title:	Partner

LENDERS SIGNATURE PAGES FOLLOW

CALLISTO PHARMACEUTICALS, INC.

Lender’s Execution of Security Agreement

Accepted and Agreed this

           day of                     , 2008.

Your Signature	PRINT EXACT NAME OF LENDER

DELIVERY INSTRUCTIONS:
Name: Please Print	Please type or print address where your securities are to be delivered

ATTN.:
Title/Representative Capacity (if applicable)

Name of Company You Represent (if applicable)	Street Address

Place of Execution of this Agreement	City, State or Province, Country, Offshore Postal Code

Phone Number (For Federal Express)

Fax Number (re: Notice)

Exhibit A

CERTIFICATE

Reference is made to a Security Agreement between the undersigned lender (“Lender”) and Callisto Pharmaceuticals, Inc. (“Pledgor”).

The undersigned, either as Lender or as the duly appointed agent of Lender, certifies and instructs the Escrow Agent as follows:

1.             The Pledgor has defaulted in the payment or other obligation of Pledgor, giving the Lender the rights set forth in the Security Agreement (“Pledge”).

2.             Lender hereby demands delivery of                  shares of the Pledged Collateral as follows:

Account No.

3.             The Lender certifies:

(a)           The sum of (1) the number of shares of common stock beneficially owned by Lender and Lender’s affiliates (other than shares of common stock which may be deemed beneficially owned through the Pledge) and (ii) the number of shares of common stock to which the determination in this paragraph is being made, would result in beneficial ownership by Lender of more than 4.99% of the outstanding shares of common stock of the issuer of the Pledged Collateral.  For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in the parenthetical set forth in clause (i) of the immediately preceding sentence.

(b)           The Lender is not, and has not for at least the 90 days preceding the date of this certificate, been an affiliate of the issuer of the Pledged Collateral.

Dated:

Lender or Agent

Print Name